Exhibit 99.1
Elastic Reports Second Quarter Fiscal 2026 Financial Results

Q2 Revenue of $423 million, up 16% year-over-year (15% in constant currency)
Raised full-year total revenue guidance by $18 million with strong customer commitments supporting our growth

SAN FRANCISCO, Nov 20, 2025 -- Elastic (NYSE: ESTC) (“Elastic”), the Search AI Company, announced financial results for its second quarter of fiscal 2026 ended October 31, 2025.

Second Quarter Fiscal 2026 Financial Highlights

•Total revenue was $423 million, an increase of 16% year-over-year, or 15% on a constant currency basis
•Total subscription revenue was $398 million, an increase of 17% year-over-year, or 16% on a constant currency basis
•Sales-led subscription revenue (calculated as subscription revenue excluding Monthly Elastic Cloud) was $349 million, an increase of 18% year-over-year, or 17% on a constant currency basis
•Elastic Cloud revenue was $206 million, an increase of 22% year-over-year, as reported and on a constant currency basis
•Current remaining performance obligations were $971 million, an increase of 17% year-over-year, or 15% on a constant currency basis
•GAAP operating loss was $8 million; GAAP operating margin was -2%
•Non-GAAP operating income was $70 million; non-GAAP operating margin was 16.5%
•GAAP net loss per share was $0.48; non-GAAP diluted earnings per share was $0.64
•Operating cash flow was $27 million with adjusted free cash flow of $26 million
•Cash, cash equivalents, and marketable securities were $1.396 billion as of October 31, 2025

“Q2 was an outstanding quarter for Elastic. We beat the high end of our guidance across all metrics. Our strength was driven by robust growth across the company with AI positively impacting all areas of our business,” said Ash Kulkarni, chief executive officer, Elastic. “Our deep expertise in managing unstructured data, combined with our clear product differentiation and context engineering leadership, positions Elastic as the natural leader for search, AI, observability, and security.”

Second Quarter Fiscal 2026 Key Metrics and Recent Business Highlights

Key Customer Metrics
•Total customer count with Annual Contract Value (ACV) greater than $100,000 was over 1,600 compared to over 1,550 in Q1 FY26, and over 1,420 in Q2 FY25
•Net Expansion Rate was approximately 112%

Product Innovations and Updates
•Launched Agent Builder in technical preview, a context engineering platform that helps developers create AI agents using their own data through a conversational interface
•Introduced Streams, an agentic AI capability within Elastic Observability to automatically organize, find meaning, and surface problems from logs

•Introduced Elastic Inference Service (EIS), a GPU-accelerated inference-as-a-service for Elasticsearch semantic search, vector search, and generative AI workflows
•Delivered cloud-connected AutoOps, a monitoring and management tool that allows self-managed enterprise customers to simplify cluster management through performance recommendations, resource utilization insights, and real-time issue resolution paths
•Improved vector storage and search with DiskBBQ, a new vector search algorithm that uses less memory, leading to faster, scalable searches ideal for large datasets
•Launched a fully managed OpenTelemetry Protocol endpoint in Elastic Observability
•Added new capabilities in Elastic Distribution of OpenTelemetry (EDOT) for central management, simplified configuration of SDKs and added OTel support for PHP, one of the world’s most popular programming languages
•Integrated Azure AI Foundry with Elastic Observability to provide comprehensive visibility into the performance and usage of various foundational LLMs for simplified monitoring, optimization, and troubleshooting
•Announced that the Elasticsearch Open Inference API now supports integration with Gemini through Google Vertex AI
•Introduced device control capabilities in our XDR offering, to define and enforce policies on usage of endpoint-attached storage devices

Other Business Highlights
•Acquired Jina AI, the leading developer of open source multimodal and multilingual embeddings, reranker, and small language models, deepening our search capabilities
•Launched a $500 million share repurchase program at our Financial Analyst Day
•Recognized as a Leader in The Forrester Wave™: Cognitive Search Platforms, Q4 2025 report
•Recognized as a Leader in the IDC MarketScape: Worldwide Extended Detection and Response (XDR) Software 2025 Vendor Assessment (doc #US52997325, September 2025)
•Recognized as a Leader in the IDC MarketScape: Worldwide General-Purpose Knowledge Discovery Software 2025 Vendor Assessment (doc #US53011225, November 2025)
•Recognized as a Leader in the IDC MarketScape: Worldwide Observability Platforms 2025 Vendor Assessment (doc #US53004325, November 2025)
•Achieved 99.3% effectiveness across both Active Response (automated blocking) and Passive Response (detection and alerting) in AV-Comparatives Endpoint Prevention and Response (EPR) Test 2025, outscoring top competitors
•Released Elastic’s fourth global threat report highlighting how adversaries are leveraging AI to accelerate attacks
•Engaged with thousands of customers and partners across ElasticONs in Bengaluru, New York City, San Francisco, Amsterdam, and Munich

Share Repurchase Program

In October 2025, Elastic announced a share repurchase program pursuant to which the Company may repurchase up to $500 million of the Company’s outstanding ordinary shares. As part of this program, during the second quarter of fiscal 2026, Elastic repurchased approximately

1.4 million ordinary shares at an average price per share of $84.45 on the open market, representing an aggregate value of approximately $114 million.

Financial Outlook

The Company is providing the following guidance:

For the third quarter of fiscal 2026 (ending January 31, 2026):

•Total revenue is expected to be between $437 million and $439 million, representing 15% year-over-year growth at the midpoint (13% year-over-year constant currency growth at the midpoint)
•Sales-led subscription revenue is expected to be between $364 million and $366 million, representing 17% year-over-year growth at the midpoint (16% year-over-year constant currency growth at the midpoint)
•Non-GAAP operating margin is expected to be approximately 17.5%
•Non-GAAP diluted earnings per share is expected to be between $0.63 and $0.65, assuming between 108.0 million and 109.0 million diluted weighted average ordinary shares outstanding

For fiscal 2026 (ending April 30, 2026):

•Total revenue is expected to be between $1.715 billion and $1.721 billion, representing 16% year-over-year growth at the midpoint (15% year-over-year constant currency growth at the midpoint)
•Sales-led subscription revenue is expected to be between $1.417 billion and $1.423 billion, representing 18% year-over-year growth at the midpoint (17% year-over-year constant currency growth at the midpoint)
•Non-GAAP operating margin is expected to be approximately 16.25%
•Non-GAAP diluted earnings per share is expected to be between $2.40 and $2.46, assuming between 108.0 million and 110.0 million diluted weighted average ordinary shares outstanding

The diluted weighted average ordinary shares outstanding reflect only share buybacks completed as of October 31, 2025.

The guidance assumes, among others, the following exchange rates: 1 Euro = 1.155 US Dollars; and 1 Great British Pound = 1.315 US Dollars.

See the section titled “Forward-Looking Statements” below for information on the risks and uncertainties that could cause our actual results to differ materially from those expressed or implied in our forward-looking statements. We present historical and forward-looking non-GAAP financial measures in addition to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. See the section entitled “Statement Regarding Use of Non-GAAP Financial Measures” below for an explanation of these non-GAAP measures. A reconciliation of forward-looking non-GAAP measures to the corresponding GAAP measures for sales-led subscription revenue, operating margin and net (loss)/earnings per share is not available without unreasonable effort due to the uncertainty regarding, and the potential variability of, many of the costs and expenses that may be incurred in the future. These items necessary to reconcile such non-GAAP measures could be material and have a significant impact on the Company’s results computed in accordance with GAAP.

Conference Call and Webcast

As previously announced, Elastic’s executive management team will host a conference call today at 2:00 p.m. PT / 5:00 p.m. ET to discuss the Company’s financial results and business outlook. A live audio webcast of the conference call will be available through Elastic’s Investor Relations website at ir.elastic.co. A presentation containing financial and operating information will be available at the same website. The replay of the webcast will also be available on the investor relations website.

About Elastic

Elastic (NYSE: ESTC), the Search AI Company, integrates its deep expertise in search technology with artificial intelligence to help everyone transform all of their data into answers, actions and outcomes. Elastic's Search AI Platform — the foundation for its search, observability, and security solutions — is used by thousands of companies, including more than 50% of the Fortune 500. Learn more at elastic.co.

Elastic and associated marks are trademarks or registered trademarks of Elastic N.V. and its subsidiaries. All other company and product names may be trademarks of their respective owners.

Forward-Looking Statements
This press release contains forward-looking statements that involve substantial risks and uncertainties, which include, but are not limited to, statements regarding our expected financial results for the fiscal quarter ending January 31, 2026 and fiscal year ending April 30, 2026, the expected performance or benefits of and demand for our offerings, our product strategy and innovation, and our views regarding the impact of our expertise and product differentiation on our position as a leader in the market. Actual outcomes and results may differ materially from those contemplated by these forward-looking statements due to uncertainties, risks, and changes in circumstances, including but not limited to, those related to: our future financial performance, including our expectations regarding our revenue, cost of revenue, gross profit or gross margin, operating expenses (which include changes in sales and marketing, research and development and general and administrative expenses), and our ability to achieve and maintain future profitability; the impact of the evolving macroeconomic and geopolitical environments on our business, operations, hiring and financial results, and on businesses and spending priorities of our customers and partners; the impact of our pricing model strategies on our business; the impact of foreign currency exchange rate fluctuations, the uncertain inflation and interest rate environment, and tariffs and other international trade policies on our results; our ability to continue to deliver and improve our offerings and develop new offerings (including innovations around AI use cases); customer acceptance and purchase of our new and existing offerings; the expansion and adoption of our Elastic Cloud offerings; our ability to realize value from investments in the business; our ability to maintain and expand our user and customer base; our international expansion strategy; the impact of our licensing model on the use and adoption of our software; our operating results and cash flows; the sufficiency of our capital resources; our ability to successfully execute our go-to-market strategy; our forecasts regarding our business; risks affecting continuation of our share repurchase program; and general market, political, economic and business conditions.

Any additional or unforeseen effects from the evolving macroeconomic and geopolitical environments may exacerbate these risks. Additional risks and uncertainties that could cause actual outcomes and results to differ materially from those expressed or implied in our forward-looking statements are included in our filings with the Securities and Exchange Commission (the “SEC”), including our Annual Report on Form 10-K for the fiscal year ended April 30, 2025 and subsequent quarterly and current reports filed with the SEC. SEC filings are available on the Investor Relations section of Elastic’s website at ir.elastic.co and the SEC’s website at www.sec.gov. Elastic assumes no obligation to, and does not currently intend to, update any such forward-looking statements, except as required by law.

Statement Regarding Use of Non-GAAP Financial Measures

In addition to our results determined in accordance with U.S. generally accepted accounting principles (“GAAP”), we believe the non-GAAP measures discussed below are useful in evaluating our operating performance. We use these non-GAAP financial measures to evaluate our ongoing operations and for internal planning and forecasting purposes. We believe that non-GAAP financial information, when taken collectively, may be helpful to investors because it provides consistency and comparability with past financial performance. However, non-GAAP financial information is presented for supplemental informational purposes only, has limitations as an analytical tool and should not be considered in isolation or as a substitute for financial information presented in accordance with GAAP. In addition, other companies, including companies in our industry, may calculate similarly-titled non-GAAP measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of our non-GAAP financial measures as tools for comparison. Investors are cautioned that there are a number of limitations associated with the use of non-GAAP financial measures and key metrics as analytical tools. Investors are encouraged to review the differences between GAAP financial measures and the corresponding non-GAAP financial measures, and not to rely on any single financial measure to evaluate our business and financial results.

Reconciliations of historical GAAP financial measures to their respective historical non-GAAP financial measures are included below. In relation to constant currency non-GAAP financial measures, the only reconciling item between GAAP financial measures and non-GAAP financial measures is the effect of foreign currency rate fluctuations. Further details on how we calculate such effects can be found in the definition of “Constant Currency” below.

Sales-led Subscription Revenue

Sales-led subscription revenue is a non-GAAP financial measure that we calculate as total subscription revenue excluding Monthly Elastic Cloud. We believe sales-led subscription revenue provides management and our investors with a consistent metric with which to measure the health of our business.

Non-GAAP Gross Profit and Non-GAAP Gross Margin

We define non-GAAP gross profit and non-GAAP gross margin as GAAP gross profit and GAAP gross margin, respectively, excluding stock-based compensation expense and related employer taxes, and amortization of acquired intangible assets. We believe non-GAAP gross profit and non-GAAP gross margin provide our management and investors consistency and comparability with our past financial performance and facilitate period-to-period comparisons of operations, as these metrics generally eliminate the effects of certain variables from period to period for reasons unrelated to overall operating performance.

Non-GAAP Operating Income and Non-GAAP Operating Margin

We define non-GAAP operating income and non-GAAP operating margin as GAAP operating loss and GAAP operating margin, respectively, excluding stock-based compensation expense and related employer taxes, amortization of acquired intangible assets, acquisition-related expenses, and restructuring and other related charges. We believe non-GAAP operating income and non-GAAP operating margin provide our management and investors consistency and comparability with our past financial performance and facilitate period-to-period comparisons of operations, as these metrics generally eliminate the effects of certain variables from period to period for reasons unrelated to overall operating performance.

Non-GAAP Net Income and Non-GAAP Earnings Per Share
We define non-GAAP net income as GAAP loss, excluding stock-based compensation expense and related employer taxes, amortization of acquired intangible assets, acquisition-related expenses, and restructuring and other related charges. Additionally, non-GAAP net income and non-GAAP earnings per share are adjusted for an assumed provision for income taxes based on a projected non-GAAP annual effective tax rate of 13%. We define non-GAAP earnings per share, basic, as non-GAAP net income divided by weighted average shares outstanding and non-GAAP earnings per share, diluted, as non-GAAP net income divided by weighted average diluted shares outstanding, which includes the potentially dilutive effect of the company’s employee equity incentive plan awards. We believe non-GAAP earnings per share provides our management and investors consistency and comparability with our past financial performance and facilitates period-to-period comparisons of operations, as this metric generally eliminates the effects of certain variables from period to period for reasons unrelated to overall operating performance.

Adjusted Free Cash Flow and Adjusted Free Cash Flow Margin

Adjusted free cash flow is a non-GAAP financial measure that we define as net cash provided by operating activities adjusted for cash paid for interest on long-term debt less cash used for investing activities for purchases of property and equipment. Adjusted free cash flow margin is calculated as adjusted free cash flow divided by total revenue. Adjusted free cash flow does not represent residual cash flow available for discretionary expenditures since, among other things, we have mandatory debt service requirements.

Constant Currency

We compare the percent change in certain results from one period to another period using constant currency information to provide a framework for assessing how our business performed excluding the effect of foreign currency rate fluctuations. In presenting this information, current and comparative prior period results are converted into United States dollars at the exchange rates in effect on the last day of our prior fiscal year, rather than the actual exchange rates in effect during the respective periods.

Contact Information

Elastic Investor Relations
ir@elastic.co

Elastic Corporate Communications
PR-Team@elastic.co

Elastic N.V.
Condensed Consolidated Statements of Operations
(in thousands, except share and per share data)
(unaudited)

	Three Months Ended October 31,		Six Months Ended October 31,
	2025	2024	2025	2024
Revenue
Subscription	$397,699	$340,807	$786,282	$664,581
Services	25,782	24,554	52,487	48,200
Total revenue	423,481	365,361	838,769	712,781
Cost of revenue
Subscription	76,522	69,941	145,940	138,288
Services	25,505	23,238	52,833	46,648
Total cost of revenue	102,027	93,179	198,773	184,936
Gross profit	321,454	272,182	639,996	527,845
Operating expenses
Research and development	108,152	88,163	217,274	177,495
Sales and marketing	173,576	144,274	347,630	301,631
General and administrative	47,962	44,085	92,768	86,758
Restructuring and other related charges	—	86	—	225
Total operating expenses	329,690	276,608	657,672	566,109
Operating loss	(8,236)	(4,426)	(17,676)	(38,264)
Other income, net
Interest expense	(6,292)	(6,462)	(12,643)	(12,988)
Other income, net	15,836	9,106	31,618	20,314
Income (loss) before income taxes	1,308	(1,782)	1,299	(30,938)
Provision for income taxes	52,592	23,668	77,186	43,739
Net loss	$(51,284)	$(25,450)	$(75,887)	$(74,677)
Net loss per share attributable to ordinary shareholders, basic and diluted	$(0.48)	$(0.25)	$(0.71)	$(0.73)
Weighted-average shares used to compute net loss per share attributable to ordinary shareholders, basic and diluted	106,586,670	103,238,740	106,274,275	102,761,588

Elastic N.V.
Condensed Consolidated Balance Sheets
(in thousands, except share and per share data)
(unaudited)

	As of October 31, 2025	As of April 30, 2025
Assets
Current assets:
Cash and cash equivalents	$800,586	$727,543
Restricted cash	3,468	3,671
Marketable securities	595,485	669,717
Accounts receivable, net of allowance for credit losses of $5,947 and $5,510 as of October 31, 2025 and April 30, 2025, respectively	260,949	375,613
Deferred contract acquisition costs	86,795	86,205
Prepaid expenses and other current assets	78,209	68,258
Total current assets	1,825,492	1,931,007
Property and equipment, net	6,073	6,589
Goodwill	359,706	319,417
Operating lease right-of-use assets	17,682	22,334
Intangible assets, net	18,170	11,404
Deferred contract acquisition costs, non-current	118,920	117,762
Deferred tax assets	113,402	168,045
Other assets	17,125	16,295
Total assets	$2,476,570	$2,592,853
Liabilities and Shareholders’ Equity
Current liabilities:
Accounts payable	$37,235	$17,150
Accrued expenses and other liabilities	100,926	86,347
Accrued compensation and benefits	89,501	93,714
Operating lease liabilities	6,716	8,928
Deferred revenue	692,666	802,117
Total current liabilities	927,044	1,008,256
Deferred revenue, non-current	39,845	50,340
Long-term debt, net	570,306	569,729
Operating lease liabilities, non-current	13,685	16,357
Other liabilities, non-current	34,578	20,937
Total liabilities	1,585,458	1,665,619
Shareholders’ equity:
Preference shares, €0.01 par value; 165,000,000 shares authorized, 0 shares issued and outstanding as of October 31, 2025 and April 30, 2025	—	—
Ordinary shares, par value €0.01 per share: 165,000,000 shares authorized; 107,207,662 shares issued and 105,820,073 shares outstanding as of October 31, 2025; 105,534,887 shares issued and outstanding as of April 30, 2025	1,131	1,112
Treasury stock, at cost; 1,387,589 shares held as of October 31, 2025 and 35,937 shares held as of April 30, 2025	(114,545)	(369)
Additional paid-in capital	2,204,689	2,049,416
Accumulated other comprehensive loss	(24,555)	(23,204)
Accumulated deficit	(1,175,608)	(1,099,721)
Total shareholders’ equity	891,112	927,234
Total liabilities and shareholders’ equity	$2,476,570	$2,592,853

Elastic N.V.
Condensed Consolidated Statements of Cash Flows
(in thousands)
(unaudited)

	Three Months Ended October 31,		Six Months Ended October 31,
	2025	2024	2025	2024
Cash flows from operating activities
Net loss	$(51,284)	$(25,450)	$(75,887)	$(74,677)
Adjustments to reconcile net loss to cash provided by operating activities:
Depreciation and amortization	2,894	3,565	5,210	7,738
Amortization of premium and accretion of discount on marketable securities, net	(1,124)	(1,926)	(2,517)	(4,126)
Amortization of deferred contract acquisition costs	27,005	23,994	53,178	47,175
Amortization of debt issuance costs	290	278	577	553
Non-cash operating lease cost	3,168	2,617	5,484	5,455
Stock-based compensation expense	72,893	64,065	142,828	127,608
Deferred income taxes	33,160	23,653	54,722	38,376
Unrealized foreign currency transaction loss (gain)	189	2,397	(175)	2,216
Other	33	(14)	33	(14)
Changes in operating assets and liabilities, net of impact of business acquisitions:
Accounts receivable, net	(38,615)	(59,122)	115,367	68,081
Deferred contract acquisition costs	(32,877)	(23,278)	(55,161)	(37,178)
Prepaid expenses and other current assets	(4,488)	998	(9,554)	1,174
Other assets	1,990	487	915	(1,452)
Accounts payable	10,648	14,065	20,218	(2,335)
Accrued expenses and other liabilities	23,033	892	8,141	(8,136)
Accrued compensation and benefits	6,747	(3,691)	(4,240)	(21,480)
Operating lease liabilities	(3,124)	(3,033)	(5,854)	(6,407)
Deferred revenue	(23,926)	17,880	(121,838)	(51,440)
Net cash provided by operating activities	26,612	38,377	131,447	91,131
Cash flows from investing activities
Purchases of property and equipment	(605)	(715)	(1,261)	(1,462)
Business acquisitions, net of cash acquired	(28,339)	—	(36,828)	—
Purchases of marketable securities	(40,977)	(71,090)	(289,573)	(166,253)
Sales, maturities, and redemptions of marketable securities	279,222	86,092	366,588	178,482
Other	(521)	—	(521)	—
Net cash provided by investing activities	208,780	14,287	38,405	10,767
Cash flows from financing activities
Proceeds from issuance of ordinary shares under employee stock purchase plan	11,501	10,464	11,501	10,464
Proceeds from issuance of ordinary shares upon exercise of stock options	637	1,782	963	6,527
Repurchases of ordinary shares	(109,175)	—	(109,175)	—
Net cash (used in) provided by financing activities	(97,037)	12,246	(96,711)	16,991
Effect of exchange rate changes on cash, cash equivalents, and restricted cash	(291)	(1,389)	(301)	(150)
Net increase in cash, cash equivalents, and restricted cash	138,064	63,521	72,840	118,739
Cash, cash equivalents, and restricted cash, beginning of period	665,990	598,307	731,214	543,089
Cash, cash equivalents, and restricted cash, end of period	$804,054	$661,828	$804,054	$661,828

Elastic N.V.
Revenue by Type
(in thousands, except percentages)
(unaudited)

	Three Months Ended October 31,				Six Months Ended October 31,
	2025		2024		2025		2024
	Amount	% of Total Revenue	Amount	% of Total Revenue	Amount	% of Total Revenue	Amount	% of Total Revenue
Annual Elastic Cloud	$156,868	37%	$123,402	34%	$302,780	36%	$234,433	33%
Monthly Elastic Cloud	48,783	12%	45,433	12%	98,645	12%	91,683	13%
Total Elastic Cloud	205,651	49%	168,835	46%	401,425	48%	326,116	46%
Other subscription	192,048	45%	171,972	47%	384,857	46%	338,465	47%
Total subscription	397,699	94%	340,807	93%	786,282	94%	664,581	93%
Services	25,782	6%	24,554	7%	52,487	6%	48,200	7%
Total revenue	$423,481	100%	$365,361	100%	$838,769	100%	$712,781	100%

Elastic N.V.
Reconciliation of GAAP to Non-GAAP Data
Supplementary Information
(in thousands, except percentages)
(unaudited)

	Three Months Ended October 31, 2025	% Change Year Over Year	% Change Year Over Year Excluding Currency Changes	% Change Quarter Over Quarter	% Change Quarter Over Quarter Excluding Currency Changes
Revenue
Annual Elastic Cloud	$156,868	27%	27%	8%	8%
Monthly Elastic Cloud	48,783	7%	7%	(2)%	(2)%
Total Elastic Cloud	205,651	22%	22%	5%	5%
Other subscription	192,048	12%	10%	—%	(1)%
Total subscription	397,699	17%	16%	2%	2%
Total revenue	$423,481	16%	15%	2%	2%

Total sales-led subscription revenue	$348,916	18%	17%	3%	3%

Total deferred revenue	$732,511	13%	12%	(3)%	(3)%
Total remaining performance obligations	$1,506,725	19%	17%	3%	3%
Remaining performance obligations due within 12 months	$971,467	17%	15%	2%	1%

	Six Months Ended October 31, 2025	% Change Year Over Year	% Change Year Over Year Excluding Currency Changes
Revenue
Annual Elastic Cloud	$302,780	29%	29%
Monthly Elastic Cloud	98,645	8%	8%
Total Elastic Cloud	401,425	23%	23%
Other subscription	384,857	14%	12%
Total subscription	786,282	18%	17%
Total revenue	$838,769	18%	17%

Total sales-led subscription revenue	$687,637	20%	19%

Elastic N.V.
Reconciliation of GAAP to Non-GAAP Data
Adjusted Free Cash Flow
(in thousands, except percentages)
(unaudited)

	Three Months Ended October 31,		Six Months Ended October 31,
	2025	2024	2025	2024
Net cash provided by operating activities	$26,612	$38,377	$131,447	$91,131
Less: Purchases of property and equipment	(605)	(715)	(1,261)	(1,462)
Add: Interest paid on long-term debt	—	—	11,859	11,859
Adjusted free cash flow	$26,007	$37,662	$142,045	$101,528
Net cash provided by investing activities	$208,780	$14,287	$38,405	$10,767
Net cash (used in) provided by financing activities	$(97,037)	$12,246	$(96,711)	$16,991
Net cash provided by operating activities (as a percentage of total revenue)	6%	10%	16%	13%
Less: Purchases of property and equipment (as a percentage of total revenue)	—%	—%	—%	—%
Add: Interest paid on long-term debt (as a percentage of total revenue)	—%	—%	1%	1%
Adjusted free cash flow margin	6%	10%	17%	14%

Elastic N.V.
Reconciliation of GAAP to Non-GAAP Data
(in thousands, except percentages, share and per share data)
(unaudited)

	Three Months Ended October 31,		Six Months Ended October 31,
	2025	2024	2025	2024
Gross Profit Reconciliation:
GAAP gross profit	$321,454	$272,182	$639,996	$527,845
Stock-based compensation expense and related employer taxes	6,460	5,908	13,303	12,217
Amortization of acquired intangibles	2,158	2,835	3,734	6,110
Non-GAAP gross profit	$330,072	$280,925	$657,033	$546,172
Gross Margin Reconciliation(1):
GAAP gross margin	75.9%	74.5%	76.3%	74.1%
Stock-based compensation expense and related employer taxes	1.5%	1.6%	1.6%	1.7%
Amortization of acquired intangibles	0.5%	0.8%	0.4%	0.9%
Non-GAAP gross margin	77.9%	76.9%	78.3%	76.6%
Operating (Loss) Income Reconciliation:
GAAP operating loss	$(8,236)	$(4,426)	$(17,676)	$(38,264)
Stock-based compensation expense and related employer taxes	75,243	65,681	148,106	133,248
Amortization of acquired intangibles	2,158	2,835	3,734	6,110
Acquisition-related expenses	632	104	759	152
Restructuring and other related charges	—	86	—	225
Non-GAAP operating income	$69,797	$64,280	$134,923	$101,471
Operating Margin Reconciliation(1):
GAAP operating margin	(1.9)%	(1.2)%	(2.1)%	(5.4)%
Stock-based compensation expense and related employer taxes	17.8%	18.0%	17.7%	18.7%
Amortization of acquired intangibles	0.5%	0.8%	0.4%	0.9%
Acquisition-related expenses	0.1%	—%	0.1%	—%
Restructuring and other related charges	—%	—%	—%	—%
Non-GAAP operating margin	16.5%	17.6%	16.1%	14.2%
Net (Loss) Income Reconciliation:
GAAP net loss	$(51,284)	$(25,450)	$(75,887)	$(74,677)
Stock-based compensation expense and related employer taxes	75,243	65,681	148,106	133,248
Amortization of acquired intangibles	2,158	2,835	3,734	6,110
Acquisition-related expenses	632	104	759	152
Restructuring and other related charges	—	86	—	225
Income tax effects and adjustments(2)	42,278	19,650	57,180	34,964
Non-GAAP net income	$69,027	$62,906	$133,892	$100,022
Non-GAAP earnings per share attributable to ordinary shareholders, basic(1)	$0.65	$0.61	$1.26	$0.97
Non-GAAP earnings per share attributable to ordinary shareholders, diluted(1)	$0.64	$0.59	$1.24	$0.94
Weighted-average shares used to compute non-GAAP earnings per share attributable to ordinary shareholders, basic	106,586,670	103,238,740	106,274,275	102,761,588
Weighted-average shares used to compute non-GAAP earnings per share attributable to ordinary shareholders, diluted	108,402,116	105,827,936	108,230,913	106,006,894
(1) Totals may not sum, due to rounding. Gross margin, operating margin, and earnings per share are calculated based upon the respective underlying, non-rounded data.
(2) Effective May 1, 2025, we use a projected non-GAAP annual effective tax rate of 13% for the purpose of determining non-GAAP net income and non-GAAP earnings per share, basic and diluted, across the interim period. We believe this approach provides investors with a more consistent view of our underlying operating performance. Our annual projected non-GAAP tax rate excludes the impact from stock-based compensation expense and related employer taxes, amortization of acquired intangible assets, acquisition-related expenses, restructuring and other related charges, discrete tax items, valuation allowances against deferred tax assets, and other non-recurring tax adjustments, which may vary in size and frequency. Our annual projected non-GAAP tax rate may change due to factors such as new tax legislation, shifts in the geographic mix of earnings, or other significant business developments. We assess this rate as needed to ensure it reflects current conditions. Applying a consistent annual rate improves comparability across reporting periods by excluding the effects of discrete or non-recurring tax items.

Elastic N.V.
Reconciliation of GAAP to Non-GAAP Data
(in thousands)
(unaudited)

	Three Months Ended October 31,		Six Months Ended October 31,
	2025	2024	2025	2024
Cost of revenue reconciliation:
GAAP subscription	$76,522	$69,941	$145,940	$138,288
Stock-based compensation expense and related employer taxes	(2,563)	(2,361)	(5,216)	(4,881)
Amortization of acquired intangibles	(2,158)	(2,835)	(3,734)	(6,110)
Non-GAAP subscription	$71,801	$64,745	$136,990	$127,297
GAAP services	$25,505	$23,238	$52,833	$46,648
Stock-based compensation expense and related employer taxes	(3,897)	(3,547)	(8,087)	(7,336)
Non-GAAP services	$21,608	$19,691	$44,746	$39,312
Operating expenses reconciliation:
GAAP research and development expense	$108,152	$88,163	$217,274	$177,495
Stock-based compensation expense and related employer taxes	(28,434)	(24,777)	(56,207)	(50,499)
Acquisition-related expenses	(64)	(6)	(72)	(54)
Non-GAAP research and development expense	$79,654	$63,380	$160,995	$126,942
GAAP sales and marketing expense	$173,576	$144,274	$347,630	$301,631
Stock-based compensation expense and related employer taxes	(24,186)	(21,434)	(48,255)	(43,883)
Non-GAAP sales and marketing expenses	$149,390	$122,840	$299,375	$257,748
GAAP general and administrative expense	$47,962	$44,085	$92,768	$86,758
Stock-based compensation expense and related employer taxes	(16,163)	(13,562)	(30,341)	(26,649)
Acquisition-related expenses	(568)	(98)	(687)	(98)
Non-GAAP general and administrative expense	$31,231	$30,425	$61,740	$60,011